EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our reports dated January 24, 1996, included and incorporated by reference in the Registration Statement (Amendment No. 1 to Form S-3 No. 333-07183) and related Prospectus of BioCryst Pharmaceuticals, Inc. for the registration of 2,300,000 shares of its common stock.


                                                /s/ Ernst & Young LLP


Birmingham, Alabama
August 20, 1996